UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: May 28, 2013

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

The Board of Directors (the “Board”) of Imperva, Inc. (“Imperva”) appointed Charles Giancarlo to the Board, effective May 28, 2013 upon Mr. Giancarlo’s acceptance of such appointment.

In connection with his appointment to the Board, Mr. Giancarlo received (1) an option to purchase shares of Imperva’s common stock equal to a Black-Scholes value on the date of grant of $100,000 at an exercise price equal to the closing price of Imperva’s common stock on the New York Stock Exchange on the date of grant, and (2) restricted stock units with a number of shares equal to $100,000 divided by the closing price of Imperva’s common stock on the New York Stock Exchange on the date of grant. The date of grant was May 29, 2013, the first Wednesday following Mr. Giancarlo’s acceptance of appointment to the Board. Accordingly, Mr. Giancarlo received an option to purchase 5,342 shares of Imperva’s common stock at an exercise price of $39.57, which was equal to the closing price of Imperva’s common stock on the New York Stock Exchange on that date (the “Option”), and restricted stock units for 2,527 shares of common stock (the “RSUs”). The Option and the RSUs will vest annually in equal installments over three years of service beginning on May 28, 2013. Upon a change in control of Imperva, the Option and the RSUs will vest in full. In addition, Mr. Giancarlo will receive an annual retainer of $30,000 for his service as a Board member. Mr. Giancarlo has not been appointed to a Board committee.

It is expected that Mr. Giancarlo will execute Imperva’s standard form of indemnification agreement. This agreement provides for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Giancarlo in any action or proceeding to the fullest extent permitted by applicable law.

The foregoing descriptions are qualified in their entirety by the full text of the Offer Letter, dated May 20, 2013, between Imperva and Charles Giancarlo, attached as Exhibit 10.1 to this Current Report on Form 8-K, and the form of Indemnification Agreement, which was filed as Exhibit 10.4 to Imperva’s Amendment No. 4 to Form S-1 Registration Statement filed on October 28, 2011, each of which exhibit is incorporated by reference herein.

A copy of the press release announcing Mr. Giancarlo’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Departure of Director

On May 28, 2013, Asheem Chandna informed Imperva of his intention to resign from the Board and the Compensation Committee, effective June 30, 2013.

A copy of the press release announcing Mr. Chandna’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter, dated May 20, 2013, between Imperva, Inc. and Charles Giancarlo.

99.1	Press release issued by Imperva, Inc., dated May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid Terrence J. Schmid Chief Financial Officer

Date: May 30, 2013

EXHIBIT INDEX

Number	Description

10.1	Offer Letter, dated May 20, 2013, between Imperva, Inc. and Charles Giancarlo.

99.1	Press release issued by Imperva, Inc., dated May 30, 2013.